Exhibit 99.1

Second Quarter 2018 Investor Presentation

This presentation contains, in addition to historical information, certain forward-looking statements that are based on our current assumptions, expectations and projections about future performance and events. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements are not historical in nature and can be identified by words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," “targets,” “goals,” “future,” “likely” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. Although the forward-looking statements contained in this presentation are based upon information available at the time the statements are made and reflect the best judgment of our senior management, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expected results, including, among other things, those described in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on form 10-K for the year ended December 31, 2017, and any subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of the U.S. economy generally or in specific geographic regions; the general political, economic, and competitive conditions in the markets in which we invest; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers' abilities to manage and stabilize properties; our ability to obtain financing arrangements on terms favorable to us or at all; the level and volatility of prevailing interest rates and credit spreads; reductions in the yield on our investments and an increase in the cost of our financing; general volatility of the securities markets in which we participate; the return or impact of current or future investments; allocation of investment opportunities to us by our Manager; increased competition from entities investing in our target assets; effects of hedging instruments on our target investments; changes in governmental regulations, tax law and rates, and similar matters; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes and our exclusion from registration under the Investment Company Act; availability of desirable investment opportunities; availability of qualified personnel and our relationship with our Manager; estimates relating to our ability to make distributions to our stockholders in the future; hurricanes, earthquakes, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us; and difficulty or delays in redeploying the proceeds from repayments of our existing investments. These forward-looking statements apply only as of the date of this press release. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations. You should, therefore, not rely on these forward-looking statements as predictions of future events. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2 Safe Harbor Statement

Company Overview Business formed in early 2015 to establish a commercial real estate lending platform for Two Harbors Investment Corp. (NYSE:TWO) Investment strategy focused on direct origination of floating-rate, senior loans secured by institutional quality properties To capitalize on the expanding opportunity in commercial real estate, Granite Point completed its IPO in June 2017 Loan portfolio is: Well-positioned to benefit from rising short-term interest rates Well-diversified across property types, and Well-diversified across geographies Granite Point is externally managed by Pine River Capital Management L.P., a diversified alternative asset management firm with experience in sponsoring and managing public companies GPMT is a member of the S&P 600 Small Cap index 3

Granite Point Investment Highlights 4 EXPERIENCED AND CYCLE-TESTED SENIOR CRE TEAM Each senior CRE team member has over 20 years of experience in the commercial real estate debt markets Extensive experience in investment management and structured finance Broad and long-standing direct relationships within the commercial real estate lending industry ATTRACTIVE AND SUSTAINABLE MARKET OPPORUNITY Structural changes have created an enduring opportunity for specialty finance companies in U.S. commercial real estate Borrower demand for debt capital remains strong Senior floating rate loans represent a particularly attractive value proposition DIFFERENTIATED DIRECT ORIGINATION PLATFORM Direct origination of floating rate senior loans secured by institutional quality commercial real estate in the top 25 and (generally) up to the top 50 MSAs in the U.S. Fundamental value-driven investing combined with credit intensive underwriting Focus on cash flow as a key underwriting criteria Prioritize income-producing, institutional-quality properties and sponsors HIGH CREDIT QUALITY INVESTMENT PORTOFOLIO Carrying value of $2.5 billion and well diversified across property types and geographies Weighted average stabilized LTV of 63% and weighted average yield of LIBOR + 5.08% Over 96% of portfolio is invested in senior loans Over 97% of portfolio is floating rate and well-positioned for rising short-term interest rates ATTRACTIVE FINANCIAL PROFILE Modest level of leverage through a diversified financing mix including secured credit facilities, CLO debt, unsecured convertible notes and a revolving bridge financing facility Attractive common stock dividend yield Ample liquidity to organically grow the portfolio and earnings over time

Commercial Real Estate Market Overview

Market Environment 6 Source: Trepp LLC and Federal Reserve Bank, dated as of 10/20/2017. Source: Real Capital Analytics. Data from 12/31/2001 to 12/31/2017. Source: Federal Reserve Bank, Fourth Quarter 2017 Flow of Funds. Demand for Commercial Real Estate loans remains high Total CRE Debt: ~$3 trillion Holders of CRE Debt(3) $0 $100 $200 $300 $400 $500 2018 2019 2020 2021 2022 $ in billions Over $1.5 trillion of loans maturing over the next 5 years (1) Banks CMBS Life Cos Other Banks 52.8% Life Cos 11.5% CMBS 16.1% GSE 7.6% Other 12.0% $- $100 $200 $300 $400 $500 $600 Sale transaction volume has recovered and remains strong post - global economic crisis (2) U.S. Investors Foreign Investors

Market Environment (Cont’d) 7 and market fundamentals remain strong Indicates periods when U.S. construction spending as a percent of GDP is below 1993-2009 average Source: Real Capital Analytics. Data from 1/1/2001 through 12/31/2017. Source: MS. Data from 1/1/1983 through 12/31/2017. Source: Census Bureau, BEA and MS. Data from 1/1/1993 to 12/31/2017. 0.80% 0.95% 1.10% 1.25% 1.40% 1.55% 1.70% 1.85% 2.00% 2.15% 2.30% 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Historically low level of new construction over past several years has constrained supply of properties (3) Pct. GDP Average (1993-2009) 100 200 300 400 500 600 700 800 1% 3% 5% 7% 9% 11% '01 '03 '05 '07 '09 '11 '13 '15 '17 Capitalization rates have been favorable versus historical averages (1) 10yr UST Cap Rate Spread (bps) Spread Avg (bp, right) 5% 7% 9% 11% 13% 15% -10% -5% 0% 5% 10% 15% 1Q92 2Q93 3Q94 4Q95 1Q97 2Q98 3Q99 4Q00 1Q02 2Q03 3Q04 4Q05 1Q07 2Q08 3Q09 4Q10 1Q12 2Q13 3Q14 4Q15 1Q17 vacancy (%) NOI Growth (%) Occupancies and rents continue to improve across most markets and property types (2) NOI Growth Vacancy

Investment Strategy and Origination Platform

Investment Philosophy 9 Long-term, fundamental value-oriented investing philosophy; focus on relative value Emphasize selectivity and diversification Prioritize income-producing, institutional quality properties and owners/sponsors Cash flow is a key underwriting metric Intensive diligence with a focus on bottom-up underwriting of property fundamentals Avoid “sector bets” and “momentum investments” The property is our collateral; the loan is our investment Our team has developed a successful investment philosophy that has been tested through several economic, interest rate and real estate cycles

10 Primary and Secondary markets continue to offer attractive investment characteristics aligned with our investment thesis We target the top 25 and generally up to the top 50 MSAs, searching for value nationwide We actively participate in the top 5 markets, which are large and liquid The next tier of MSAs also offers compelling investment opportunities Sponsorship, business plan and loan terms all matter as much as geographical market Except as otherwise indicated in this presentation, primary markets are the top 5 MSAs and secondary markets are MSAs 6 and above. Source: Real Capital Analytics. Data from 2001 to 2017. Source: Real Capital Analytics. Data from the first quarter of 2004 through the fourth quarter of 2016. Investing in Primary & Secondary Markets(1) 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Differential Capitalization Rate Capitalization Rates (3) Markets 1-5 Markets 6-25 Differential $- $50 $100 $150 $200 $250 $300 Annual Sale Transaction Volume ($bn) (2) Markets 1-5 Markets 6-25

Investment Strategy Overview 11 Investment strategy Primary vs secondary markets Focus on generating stable and attractive earnings while maintaining a conservative risk profile Direct origination of senior loans funding: Property acquisitions Refinancings Recapitalizations / restructurings Repositioning and renovation Asset-by-asset portfolio construction focused on: Relative value across property types and markets stressing geographic diversity Relative value within the capital structure Comprehensive, “bottom-up” underwriting of property and local market fundamentals Active lender in both the primary and secondary markets PORTFOLIO AS OF June 30, 2018 Primary Markets , 45% Secondary Markets , 55%

Target Investments 12 Primary target investments Floating rate senior loans secured by income-producing U.S. commercial real estate Loans of $25 million to $150 million (averaging $35-40 million) Institutional-quality properties located in the primary and secondary markets Secured by major property types (office, apartment, industrial, retail, hospitality) Institutional sponsors with transitional business plans that may include capital improvements and / or lease-up Stabilized LTVs generally ranging from 55% to 70%(1) Loan yields generally ranging from LIBOR + 3.5% to 4.5% Secondary target investments Subordinated interests (or B-notes), mezzanine loans, debt-like preferred equity and real estate-related securities secured by comparable properties with similar business plans Except as otherwise indicated in this presentation, stabilized loan-to-value ratio (LTV) is calculated as the fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies.

Investment Strategy Targeting Senior Loans 13 ILLUSTRATIVE PROPERTY CAPITAL STRUCTURE SENIOR FLOATING RATE LOANS PROVIDE EXPOSURE TO COMMERCIAL REAL ESTATE SECTOR THROUGH A DE-RISKED POSITION WITHIN A Property's CAPITAL STRUCTURE Our senior loans are senior to our borrower’s significant equity investment The borrower’s equity investment usually provides a cushion of 25-35% of property value Our focus on direct originations and intensive credit underwriting allows us to craft loan structural features designed to protect our downside Income generated by the property provides cash flow coverage to our loan investments $100 million GPMT Senior Loan $65 million 100% 65% 52 % GPMT Equity Investment $13 million Financing Facility Advance $ 52 million Borrower’s Equity $35 million LTV

Origination Platform Overview Our origination approach produces a large universe of opportunities from which we can select the most attractive investments for our portfolio 14 PORTFOLIO GROWTH OVER TIME(1) Portfolio UPB ($ in millions) relationships Extensive and longstanding direct relationships with a wide array of private equity firms, funds, REITs and national, regional and local private owner/operators, brokers and co-lenders process A highly-disciplined sourcing, screening and underwriting process results Our team’s reputation as a reliable counterparty has contributed to multiple investment opportunities with repeat borrowers We believe that credibility, reliability and reputation drive repeat business and fuel our success as an originator Portfolio principal balance as of 12/31/15, 12/31/16, 12/31/17 and 6/30/18 $667 $1,437 $2,379 $2,552 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2015 2016 2017 YTD 2018

Credit Culture Based on Key Principles 15 Portfolio construction on a loan-by-loan basis with each investment standing on its own merits and adhering to our overall credit culture Significant amount of resources are committed upfront to ensure comprehensive underwriting and structuring Team originating a loan remains responsible for monitoring and managing that investment until capital is repaid Rigorous Underwriting Property Markets Sponsor Business plan Structuring Legal document diligence Loan structure Lender rights Asset Management Accountability for loan performance Proactive monitoring Borrower dialogue Our credit culture has been developed and nurtured over our senior CRE team’s long-TENURE in commercial real estate debt markets

Portfolio Overview

Investment Portfolio as of June 30, 2018 17 PROPERTY TYPE GEOGRAPHY COUPON STRUCTURE INVESTMENT TYPE Expressed as a monthly equivalent yield. Weighted average yield excludes fixed rate loans. Includes mixed-use properties. Key Portfolio statistics Outstanding Principal Balance $2.6b Total Loan Commitments $2.9b Number of Investments 72 Average UPB ~$35m Weighted Average Yield(1) L + 5.08% Weighted Average stabilized LTV 63.1% Weighted Average Original Maturity 3.4 years Office 52.5% Multifamily 17.7% Retail(2) 11.3% Hotel 9.6% Northeast 42.6% West 19.0% Southwest 16.7% Southeast 16.0% Office , 53.0% Hotel , 15.7% Multifamily , 15.6% Industrial (2) , 8.6% Retail , 7.1% Northeast , 39.4% West , 20.8% Southwest , 22.0% Southeast , 13.0% Midwest , 4.8% Floating , 97.9% Fixed , 2.1% Senior Loans , 96.3% Subordinated Loans , 1.9% CMBS , 1.8%

Well-Positioned For Rising Short-Term Rates A 100 basis point increase in U.S. LIBOR would increase our annual net interest income per share by approximately $0.18 18 PORTFOLIO FLOATING VS FIXED NET INTEREST INCOME PER SHARE SENSIVITY TO CHANGES IN US LIBOR(1) Change in U.S. LIBOR Net Interest Income Per Share Represents estimated change in net interest income for theoretical +25 basis points parallel shifts in LIBOR. All projected changes in annualized net interest income are measured as the change from our projected annualized net interest income based off of current performance returns on portfolio as it existed on June 30, 2018. Floating , 97.9% Fixed , 2.1% $- $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 0.25% 0.50% 0.75% 1.00%

19 Case Studies Note: The above loan examples are provided for illustration purposes only. A $46.5 million senior floating rate loan financing the acquisition / repositioning of a well-located, mixed-use office and retail building in the NoHo sub-market of NYC Strong submarket fundamentals with high office and retail occupancies Healthy cash flow coverage and modest 51% LTV Sponsor a Northeast-based institutional owner with extensive experience with similar value-add business plans Two $18.5 million senior floating rate loans collateralized by two newly constructed Los Angeles multifamily properties totaling 102 units Well-located, highly amenitized properties with strong cash flow profiles and an LTV of 67% Sponsor an institutional private real estate investment / development firm focused on opportunistic investments across several property types

Financial Highlights

Summary of Investment Portfolio(1) 21 ($ in millions) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon(2) Yield(3) Original Terms (Years) Initial LTV(4) Stabilized LTV Senior Loans $2,836.0 $2,458.6 $2,436.6 L + 4.28% L + 4.98% 3.4 68.1% 63.0% Subordinated Loans $47.0 $47.0 $47.0 L + 9.03% L + 9.33% 6.1 61.7% 56.7% CMBS $46.5 $46.5 $46.5 L + 7.16% L + 7.75% 2.8 74.3% 74.3% Total Weighted/Average $2,929.5 $2,552.1 $2,530.1 L + 4.39% L + 5.08% 3.4 68.1% 63.1% As of June 30, 2018. Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans. Yield includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent yield. Weighted average yield excludes fixed rate loans. Except as otherwise indicated in this presentation, initial LTV is calculated as the initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal.

Diversified Capital Sources 22 REPRUCHASE AGREEMENTS 5 large institutional providers of long-term revolving financing Total borrowing capacity of $2.3 billion(1)(2) COLLATERALIZED LOAN OBLIGATION Financed a portfolio of $826 million of senior loan investments $660 million of investment grade notes sold CONVERTIBLE NOTES Senior unsecured corporate debt maturing in December of 2022 $144 million principal outstanding BRIDGE FINANCING FACILITY 2 year revolving short-term financing facility $75 million borrowing capacity SHAREHOLDER’S EQUITY $826 million(1) of permanent common equity As of June 30, 2018. Includes an option to be exercised at the company’s discretion to increase the maximum facility amount of the Wells Fargo repurchase facility from $200 million to up to $475 million, subject to customary terms and conditions. Well-diversified capitalization profile supporting senior floating rate investment strategy

GPMT 2018–FL1 CRE CLO Overview(1) 23 Transaction Highlights Illustrative Financing mix $826 million clo financing 25 existing investments at initial advance rate of approximately 80% and weighted average cost of funds at issuance of LIBOR + 1.27%(2) $826 million total collateral across 25 investments $660 million investment grade notes sold Initial weighted average advance rate of approximately 80% Initial weighted average coupon of approximately L+1.27%(2) Improves returns on the financed investments through lower initial cost of funds and higher initial leverage Diversifies the Company’s funding sources Notes sold Retained interest For illustrative purposes only. Accrual realized advance rate and cost of funds of the CLO depend on a variety of factors including maturity of the outstanding bonds, loan prepayments, potential credit losses, and other. Excludes deferred debt issuance costs. AAA $166 Million $68 Million $47 Million $50 Million $53 Million $442 Million AAA AA - A - BBB - Repurchase Agreements CLO Convertible Debt

# Illustrative Senior Whole Loan Economics[1]

**LEVERED SENIOR WHOLE LOAN**



L+9.68%
L+4.00%
L+4.00%[2]
L+2.25%[3]
L+4.00%
-L+2.25%
L+1.75%
3.25X LEVERAGE
L+5.68%
Asset yield
Cost of funds
Gross ROI

- We generally target low double-digit gross asset level returns that are also positively levered to increases in LIBOR
- Applying moderate amount of leverage to a senior loan investment generates attractive risk adjusted returns to our shareholders

*Illustrative single loan economic assumptions*

- Asset yield of L + 4.00% inclusive of amortization of origination and exit fees
- Cost of funds of L + 2.25% inclusive of amortization of fees and expenses associated with financing facilities
- Results in a net spread of L + 1.75%
- 75% financing advance rate implies a 3.25x debt-to-equity leverage multiple at the asset level
- Levered net spread of L + 5.68% plus asset yield of L + 4.00% results in a gross asset level ROE of L + 9.68%

(1) FOR ILLUSTRATIVE PURPOSES ONLY. The information contained on this page is not meant to be an indicator of current or expected Company returns and, instead, is hypothetical only and subject to many different risks and uncertainties that are out of the Company's control. See the Safe Harbor statement at the beginning of this presentation for further discussion of the risks and uncertainties.
(2) Includes amortization of origination fees and exit fees.
(3) Includes amortization of fees and expenses associated with the financing facilities.

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Appendix

# Investment Portfolio Detail[1]

| ($ in millions) | Type | Origination Date | Maximum Loan Commitment | Principal Balance | Carrying Value | Cash Coupon[2] | Yield[3] | Original Term (Years) | State | Property Type | Initial LTV | Stabilized LTV |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Asset 1 | Senior | 09/17 | 125.0 | 108.0 | 106.9 | L + 4.45% | L + 5.03% | 3.0 | CT | Office | 62.9% | 58.9% |
| Asset 2 | Senior | 07/16 | 120.4 | 108.3 | 107.5 | L + 4.45% | L + 4.99% | 4.0 | Various | Office | 62.8% | 61.5% |
| Asset 3 | Senior | 12/15 | 120.0 | 120.0 | 119.9 | L + 3.65% | L + 4.43% | 4.0 | LA | Mixed-Use | 65.5% | 60.0% |
| Asset 4 | Senior | 04/16 | 89.0 | 89.0 | 88.9 | L + 3.70% | L + 5.44% | 3.0 | NY | Industrial | 75.9% | 55.4% |
| Asset 5 | Senior | 05/17 | 86.5 | 75.9 | 75.1 | L + 4.10% | L + 4.82% | 4.0 | MA | Office | 71.3% | 71.5% |
| Asset 6 | Senior | 10/17 | 74.8 | 43.7 | 43.3 | L + 4.07% | L + 4.47% | 4.0 | DC | Office | 67.0% | 66.0% |
| Asset 7 | Senior | 11/17 | 73.3 | 68.8 | 67.8 | L + 4.45% | L + 5.20% | 3.0 | TX | Hotel | 68.2% | 61.6% |
| Asset 8 | Senior | 11/16 | 68.8 | 51.6 | 51.3 | L + 4.89% | L + 5.78% | 3.0 | OR | Office | 66.5% | 51.1% |
| Asset 9 | Senior | 06/16 | 68.4 | 55.5 | 55.2 | L + 3.87% | L + 4.93% | 4.0 | HI | Retail | 76.2% | 57.4% |
| Asset 10 | Senior | 11/17 | 68.3 | 60.8 | 60.1 | L + 4.10% | L + 4.73% | 3.0 | CA | Office | 66.8% | 67.0% |
| Asset 11 | Senior | 11/15 | 66.2 | 66.2 | 65.9 | L + 4.75% | L + 4.67% | 3.0 | NY | Office | 66.4% | 68.7% |
| Asset 12 | Senior | 08/16 | 65.0 | 50.3 | 49.8 | L + 3.95% | L + 5.54% | 4.0 | NJ | Office | 60.8% | 63.0% |
| Asset 13 | Senior | 04/18 | 64.0 | 64.0 | 63.3 | L + 3.78% | L + 4.23% | 3.0 | GA | Hotel | 68.8% | 59.8% |
| Asset 14 | Senior | 12/16 | 62.3 | 62.3 | 61.0 | L + 3.30% | L + 4.87% | 4.0 | FL | Office | 73.3% | 63.2% |
| Asset 15 | Senior | 01/17 | 58.6 | 40.9 | 40.5 | L + 4.50% | L + 5.16% | 3.0 | CA | Industrial | 51.0% | 60.4% |
| Assets 16-72 | Various | Various | 1,718.9 | 1,486.8 | 1,473.6 | L + 4.59% | L + 5.19% | 3.3 | Various | Various | 68.9% | 64.2% |
| Total/Weighted Average | | | $2,929.5 | $2,552.1 | $2,530.1 | L + 4.39% | L + 5.08% | 3.4 | | | 68.1% | 63.1% |

(1) As of June 30, 2018.
(2) Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans.
(3) Yield includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent yield. Weighted average yield excludes fixed rate loans.

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GRANITE POINT MORTGAGE TRUST A Pipe River Capital Managed Company